                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1994 94-1 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1994 to August 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of September, 1994.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Robley D. Evans
                                           -----------------------------
                                            Robley D. Evans
                                            Vice President and Controller

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1994

                   CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                   TRUST ACCOUNT #3331875-0
                   REMITTANCE DATE: 9/15/94

                                               Total $           Per $1,000
                                               Amount             Original
                                              ---------          ----------
Class A Certificates
- - --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                          8,212,092.79

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Interest                 732,871.91        4.18783949
         b. Class A-2 Interest                 487,500.00        5.41666667
         c. Class A-3 Interest                 316,250.00        5.75000000
         d. Class A-4 Interest                 405,078.00        6.00000000
         e. Class A-5 Interest                 716,062.56        6.37499999

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                 .00               .00

     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                                 .00               .00

B.   Principal
     (5) Formula Principal Distribution
         Amount                              3,878,281.33               N/A
         a. Scheduled Principal              1,410,829.82               N/A
         b. Principal Prepayments            2,092,792.69               N/A
         c. Liquidated Contracts               213,964.93               N/A
         d. Repurchases                        160,693.89               N/A

     (6) Pool Scheduled Principal
           Balance                         539,779,860.27      961.12224142
    (6a) Pool Factor                            .96112224

     (7) Unpaid Class A Principal Shortfall
         (if any)following prior Remittance
         date                                         .00

     (8) Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance divided by
         pool Scheduled Principal Balance)          88.64%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1994
                                    Page 2

                             CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                             TRUST ACCOUNT #3331875-0
                             REMITTANCE DATE: 9/15/94

                                                  Total $       Per $1,000
                                                  Amount         Original
                                                 ---------      ----------
  (9) Class A Percentage for the following
      Remittance Date                                  88.56%

 (10) Class A Principal Distribution:
      a. Class A-1                              3,878,281.33    22.16160760
      b. Class A-2                                       .00            .00
      c. Class A-3                                       .00            .00
      d. Class A-4                                       .00            .00
      e. Class A-5                                       .00            .00

 (11) Class A-1 Principal Balance             153,165,700.27   875.23257297
(11a) Class A-1 Pool Factor                        .87523257

 (12) Class A-2 Principal Balance              90,000,000.00   1000.0000000
(12a) Class A-2 Pool Factor                       1.00000000

 (13) Class A-3 Principal Balance              55,000,000.00   1000.0000000
(13a) Class A-3 Pool Factor                       1.00000000

 (14) Class A-4 Principal Balance              67,513,000.00   1000.0000000
(14a) Class A-4 Pool Factor                       1.00000000

 (15) Class A-5 Principal Balance             112,323,539.00   1000.0000000
(15a) Class A-5 Pool Factor                       1.00000000

 (16) Unpaid Class A Principal Shortfall
      (if any)following current Remittance
      Date                                               .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

   (17)  31-59 days                             3,019,179.31            121

   (18)  60 days or more                        1,632,378.07             61

   (19)  Current Month Repossessions              433,157.93             17

   (20)  Repossession Inventory                 1,002,144.08             43

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1994
                                    Page 3

                         CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                         TRUST ACCOUNT #3331875-0
                         REMITTANCE DATE: 9/15/94


Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in April 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                          .30%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                               .25%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                          .55%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                               .48%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from April 1, 1999 to
         March 31, 2000, 9% from April 1, 2000 to
         March 31, 2001 and 10% thereafter)                      0.03%

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                               78,666.12

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, divided by arithmetic
         average of Pool Scheduled Principal Balances for third
         preceding Remittance and for current Remittance Date;
         may not exceed 2.75%)                                   0.11%

(25) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 22%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $11,232,283.00                                      11.36%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%, 7.85%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-1
                          CLASS B and C CERTIFICATES
                                MONTHLY REPORT
                                 August, 1994

                                      CUSIP#'S 393505BZ4, CA8
                                      REMITTANCE DATE: 9/15/94


                                                       Total $                 Per $1,000
                                                       Amount                   Original
                                                     ------------            --------------
CLASS B1 CERTIFICATES
- - ---------------------
(1)   Amount Available less the Class A
      Distribution Amount (including Monthly
      Servicing Fee)                                  1,676,048.98

(2)   Class B-1 Remittance Rate (7.60% unless
      Weighted Average Contract Rate is
      below 7.60%)                                           7.60%

(3)   Aggregate Class B1 Interest                       160,056.00             6.33333333

(4)   Amount applied to Unpaid Class
      BI Interest Shortfall                                    .00                    .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                                       .00                    .00

(6)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date                 .00

(7)   Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                    .00

(7a)  Class B Percentage for the following
      Remittance Date                                          .00

(8)   Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)                   .00

(9a)  Class B1 Principal Shortfall                             .00

(9b)  Unpaid Class B1 Principal Shortfall                      .00

(10)  Class B Principal Balance                      61,777,621.00

(11)  Class B1 Principal Balance                     25,272,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%, 7.85%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-1
                          CLASS B and C CERTIFICATES
                                MONTHLY REPORT
                                 August, 1994
                                    Page 2

                                      CUSIP#'S 393505BZ4, CA8
                                      REMITTANCE DATE: 9/15/94


Class B2 and C Certificates
- - ---------------------------
(12)  Remaining Amount Available                      1,515,992.98

(13)  Class B-2 Remittance Rate (7.85%
      unless Weighted Average Contract
      Rate is less than 7.85%)                               7.85%

(14)  Aggregate Class B2 Interest                       238,807.60             6.54166656

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                    .00                    .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                       .00                    .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                 .00

(18)  Class B2 Principal Liquidation Loss Amount               .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)                .00

(20)  Guarantee Payment                                        .00

(21)  Class B2 Principal Balance                     36,505,621.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount and Class B1 and B2
      Distribution Amount; if the Company
      is the Servicer)                                  226,524.23

(23)  2.60 Guarantee Fee                              1,050,661.15

(24)  Class C Residual Payment                                 .00

(25)  Repossessed Contracts                             433,157.93

(26)  Repossessed Contracts Remaining in
      Inventory                                       1,002,144.08

(27)  Weighted Average Contract Rate                        9.8002

                                     GTFC
                                     94-1
                                 August, 1994
                              Defaulted Contracts

                                                            Estimated
                                             Repurchase      Loss at
Account #        Principal       Interest      Amount       Sale Date
- - ---------        ---------       --------   -----------     ---------

18306546          37,458.46       223.50      37,681.96      38,331.19
24308472          53,507.88       319.26      53,827.14      17,575.01
74314928          38,725.01       231.05      38,956.06         (84.00)
75318957          29,043.06       173.29      29,216.35       9,634.09
76311643          12,224.76        72.94      12,297.70       5,802.71
90316656          19,317.28       115.25      19,432.53       5,388.54
90316903          23,688.48       141.34      23,829.82       4,628.86
                -----------    ---------    -----------     ----------
                $213,964.93    $1,276.63    $215,241.56     $81,276.40
                ===========    =========    ===========     ==========

                                     GTFC
                                    1994-1
                                 August, 1994
                         Contracts Repurchased Due to
                    Breach of Representation and Warranties




                                                   Repurchase
Account #          Principal       Interest          Amount
- - ---------          ---------       --------        ----------

18306688           43,489.98        259.49           43,749.47
52305868           24,484.57        146.09           24,630.66
52305966           21,966.93        131.07           22,098.00
75418866           32,260.92        192.49           32,453.41
75418971           38,491.49        229.67           38,721.16
                 -----------       -------         -----------
                 $160,693.89       $958.81         $161,652.70
                  ==========       =======         ===========